EXHIBIT 10.1C

EXHIBIT C: ALLOCATION PROCEDURES

This Document describes the Allocation Procedures referred to in Section 11.5 of the Settlement Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement (which are included in the Definitions Annex attached hereto).

The Court will appoint a Special Master and Claims Administrator pursuant to Rule 53 of the Federal Rules of Civil Procedure to oversee the allocation of the Settlement Funds. They will adhere to their duties set forth herein and in the Settlement Agreement. The Special Master will generally oversee the Claims Administrator and make any final decision(s) related to any appeals by Qualifying Settlement Class Members and any ultimate decision(s) presented by the Claims Administrator. The Claims Administrator will perform the actual modeling, allocation and payment functions described below. The Claims Administrator will seek assistance from the Special Master when needed. The Claims Administrator may also seek the assistance of Interim Class Counsel’s consultants who assisted in designing the Allocation Procedures.

Qualifying Settlement Class Members fall into one of two categories, Phase One Qualifying Settlement Class Members or Phase Two Qualifying Settlement Class Members. The Settlement Funds will be allocated between and among Phase One Qualifying Settlement Class Members and Phase Two Qualifying Settlement Class Members as set forth in the Settlement Agreement and these Allocation Procedures.

The Claims Administrator shall not allow for duplicate recoveries for PFAS in or entering a Settlement Class Member’s Public Water System.

A Settlement Class Member will not be allocated or receive its share of the Settlement Funds if it does not submit a timely and complete Claims Form.

Claims Forms will be available online and can be submitted to the Claims Administrator electronically or on paper. Putative Settlement Class Members may submit Claims Forms at any time following Preliminary Approval, but will not be assessed (other than for deficiencies), scored or paid until after the Effective Date. The Claims Forms will vary depending on the applicable class membership category (Phase One or Phase Two) and on the specific fund(s) from which compensation is sought.

DEFINITIONS

As used in this Settlement Agreement and its Exhibits, the following capitalized terms have the defined meanings set forth below. Unless the context requires otherwise, (a) words expressed in the masculine include the feminine and gender neutral, and vice versa; (b) the word “will” has the same meaning as the word “shall”; (c) the word “or” is not exclusive; (d) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not simply mean “if”; (e) references to any law include all rules, regulations, and sub-regulatory guidance promulgated thereunder; (f) the terms “include,” “includes,” and “including” are deemed to be followed by “without limitation”; and (g) references to dollars or “$” are to United States dollars.

All capitalized terms herein shall have the same meanings set forth in the Settlement Agreement or in the additional definitions set forth below.

“Adjusted Base Score” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

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EXHIBIT 10.1C

“Adjusted Flow Rate” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Base Score” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Baseline Testing” has the meaning set forth in Paragraph 4(b) of these Allocation Procedures.

“Capital Costs Component” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Impacted Water Source” means a Water Source tested or otherwise analyzed for PFAS and found to contain any PFAS at any level.

“Litigation Bump” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Operation and Maintenance Costs Component” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“PFAS Score” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“PFOA” means Chemical Abstracts Service registry number 45285–51–6 or 335–67–1, chemical formula C8F15CO2, perfluorooctanoate, along with its conjugate acid and any salts, isomers, or combinations thereof.

“PFOS” means Chemical Abstracts Service registry number 45298–90–6 or 1763–23–1, chemical formula C8F17SO3, perfluorooctanesulfonate, along with its conjugate acid and any salts, isomers, or combinations thereof.

“Proposed Federal PFAS MCLs” means the maximum level of a specific PFAS analyte (or a mixture containing one or more PFAS analytes) in Drinking Water that can be delivered to any user of a Public Water System without violating the rule proposed in 88 Fed. Reg. 18,638, 18,748 (Mar. 29, 2023) (proposing 40 C.F.R. § 141.61(c)(34)–(36) & n.1). If the federal PFAS MCLs are finalized before the Court issues Final Approval, the final federal PFAS MCLs will be utilized instead of the Proposed Federal PFAS MCL; otherwise, the Proposed Federal PFAS MCLs will be used.

“Public Water Provider Bellwether Bump” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Qualifying Test Result” means any result of a test conducted by or at the direction of a Qualifying Settlement Class Member or of a federal, state, or local regulatory authority, or any test result reported or provided to the Qualifying Settlement Class Member by a certified laboratory or other Person, that used any state- or federal agency-approved or -validated analytical method to analyze Drinking Water or water that is to be drawn or collected into a Qualifying Settlement Class Member’s Public Water System.

“Regulatory Bump” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“Settlement Award” has the meaning set forth in Paragraph 4(h) of these Allocation Procedures.

“State MCL” means the Maximum Contaminant level of a specific PFAS analyte (or a mixture containing one or more PFAS analytes) in Drinking Water that can be delivered to any user of a Public Water System without violating the law of the state where that Public Water System is located as of the Settlement Date.

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EXHIBIT 10.1C

1.
Allocation Procedures Overview
(a)
Qualifying Settlement Class Members fall into one of two categories: Phase One Qualifying Settlement Class Members or Phase Two Qualifying Settlement Class Members, as defined below. Phase One Qualifying Settlement Class Members will be allocated 55% of the Settlement Funds for Phase One, and the remainder of the Settlement Funds will be allocated to Phase Two Qualifying Settlement Class Members.
(b)
A Settlement Class Member will not be allocated or receive its share of the Settlement Funds if it does not timely complete and submit the appropriate Claims Form(s).
(c)
The Claims Administrator will verify that each Person that submitted a Claims Form is a Qualifying Settlement Class Member and the category into which the Qualifying Settlement Class Member falls.
(i)
A Phase One Qualifying Settlement Class Member is a Public Water System in the United States of America that draws or otherwise collects from any Water Source that, on or before the Settlement Date, was tested or otherwise analyzed for PFAS and found to contain any PFAS at any level.
(ii)
Phase One Qualifying Settlement Class Members may receive an Allocated Amount of Settlement Funds from one or more of the following five separate payment sources as determined by the Claims Administrator using criteria described below:
(a)
Phase One Very Small Public Water System Payments;
(b)
Phase One Inactive Impacted Water System Payments;
(c)
Phase One Action Fund;
(d)
Phase One Supplemental Fund;
(e)
Phase One Special Needs Fund;
(iii)
.
(iv)
A Phase Two Qualifying Settlement Class Member is a Public Water System in the United States of America that:
(a)
is not a Phase One Qualifying Settlement Class Member and
(b)
is subject to the monitoring rules set forth in UCMR 5 or is required under applicable state or federal law to test or otherwise analyze any of their Water Sources or the water they provide for PFAS before the UCMR 5 deadline.

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EXHIBIT 10.1C

(v)
Phase Two Qualifying Settlement Class Members may receive Settlement Funds from one or more of the following five separate sources, as as determined by the Claims Administrator using criteria described below:
(a)
Phase Two Very Small Public Water System Payments;
(b)
Phase Two Baseline Testing Payments;
(c)
Phase Two Action Fund;
(d)
Phase Two Supplemental Fund; and
(e)
Phase Two Special Needs Fund

(d)
The initial step for establishing Class Membership and eligibility for compensation from any of the Settlement Funds is the completion of the appropriate Claims Form(s). The term “Claims Form” may refer to any of seven separate forms:
(i)
Phase One Public Water System Claims Form;
(ii)
Phase One Supplemental Fund Claims Form;
(iii)
Phase One Special Needs Fund Claims Form;
(iv)
Phase Two Testing Claims Form;
(v)
Phase Two Public Water System Claims Form;
(vi)
Phase Two Supplemental Fund Claims Form; and
(vii)
Phase Two Special Needs Fund Claims Form.
(e)
These Claims Forms will be available online and can be submitted to the Claims Administrator electronically or on paper. Putative Settlement Class Members can begin providing information required by the Claims Forms once an Order Granting Preliminary Approval has been issued, then finalize submission following the Effective Date. The Claims Administrator will not assess (other than for deficiencies) or score Claims Forms or make any payment until after the Effective Date, although the Claims Administrator may notify the Settlement Class Member of any deficiency in the submission prior to that time.
(f)
The Claims Forms will vary depending on whether a Person is a Phase One Qualifying Settlement Class Member or Phase Two Qualifying Settlement Class Member and on the specific sources from which compensation is sought.
(g)
The Claims Administrator will review each Claims Form, verify the completeness of the data it contains, and follow up as appropriate. Based on this data, the Claims Administrator will then confirm whether each Person is a Phase One Qualifying Settlement Class Member or a Phase Two Qualifying Settlement Class Member,

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EXHIBIT 10.1C

determine the amount each Person should be allocated from each source from which the Person seeks compensation. Should any portion of the Settlement Funds remain following the completion of the claims process, it will be distributed to Phase One Qualifying Settlement Class Members who qualify for the Phase One Action Fund and Phase Two Qualifying Settlement Class Members who qualify for the Phase Two Action Fund in proportion to the Allocated Amount to each Person from each fund. None of any such remaining Settlement Funds shall be returned to the Settling Defendants.
(h)
The Claims Administrator shall not allow for duplicate recoveries for PFAS in or entering a Qualifying Settlement Class Member’s Public Water System.
(i)
Submission of the relevant Public Water System Settlement Claims Forms will be considered timely if made within the Claims Period specified for each Claims Form below.

2.
Verification of Qualifying Settlement Class Members
(a)
The Claims Administrator will first verify that each Person is a Qualifying Settlement Class Member and meets all the following criteria:
(i)
The Person is or owns a Public Water System in the United States;
(ii)
The Public Water System is identified in the U.S. EPA Safe Drinking Water Information System as one of the following:
(a)
Community Water System,
(b)
Non-Transient Non-Community Water System, or
(c)
Transient Non-Community Water System?
(b)
The Claims Administrator will then determine whether the Qualifying Settlement Class Member meets at least one of the following criteria:
(i)
The Public Water System draws or otherwise collects water from any Water Source that is an Impacted Water Source.
(ii)
The Public Water System, as of June 30, 2023, is:
(a)
Subject to the monitoring rules set forth in UCMR 5 (i.e., “large” systems serving more than 10,000 people and “small” systems serving between 3,300 and 10,000 people), or
(b)
Required under applicable federal or state law to test or otherwise analyze any of its Water Sources for PFAS before the UCMR 5 deadline.

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EXHIBIT 10.1C

(c)
The following Public Water Systems are excluded as Qualifying Settlement Class Members:
(i)
Any Public Water System that is in Bladen, Brunswick, Columbus, Cumberland, New Hanover, Pender, or Robeson counties in North Carolina; absent a request by these Public Water Systems to be included as a Qualifying Settlement Class Member.
(ii)
Any Public Water System owned and operated by a state government, that cannot sue or be sued in its own name.
(iii)
Any Public Water System owned and operated by the federal government, that cannot sue or be sued in its own name.
(iv)
Any privately owned well or surface water system that is not owned by, used by, or otherwise part of, and does not draw water from, a Public Water System within the Settlement Class.
3.
Validation of Data
(a)
The Claims Administrator will review the information provided on a Qualifying Settlement Class Member’s relevant Claims Form(s) to ensure it is complete. Each Impacted Water Source identified by a Qualifying Settlement Class Member shall be submitted with verified supporting documentation as specified in the Claims Form(s).
(b)
The Claims Administrator will examine each Impacted Water Source’s test results to confirm that all sample results are Qualifying Test Results. Test results must be submitted from untreated (raw) water samples, except that a result showing a detection of PFAS in a treated (finished) water sample may be used. However, all samples must be drawn from a source of water that is or was utilized by the Qualifying Settlement Class Member to provide Drinking Water.
(c)
The Claims Administrator will confirm each Qualifying Settlement Class Member’s population served or number of service connections with information provided by the Qualifying Settlement Class Member to the U.S. EPA or state agency. Any conflicts in population served or service connections data will be resolved in favor of the data most recently reported to the United States EPA or state agency. For purposes of determining whether a Public Water System is subject to UCMR 5, a Public Water System’s population served is determined by the SDWIS as of February 1, 2021.
(d)
For each Impacted Water Source identified by a Qualifying Settlement Class Member, the Claims Administrator will verify the maximum flow rate of a groundwater well or the flow rate of the water that enters the treatment plant of a surface water system. The Claims Administrator will also verify the three highest annual average flow rates of a groundwater well or the flow rate of the water that enters a treatment plant of a surface water system over a ten-year period (2013-2022). Documentation related to the flow rates of each Impacted Water Source must be verified by each Qualifying Settlement Class Member as part of the Claims Form.

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EXHIBIT 10.1C

(e)
The Claims Administrator will notify Qualifying Settlement Class Members with incomplete Claims Forms of the requirements to cure deficiencies.
4.
Phase One Allocation Methodology
(a)
Phase One Verification

The Claims Administrator will verify each Phase One Qualifying Settlement Class Member’s eligibility by confirming it has one or more Impacted Water Sources as of June 30, 2023.

(b)
Phase One Baseline Testing
(i)
Each Phase One Qualifying Settlement Class Member must test each of its Water Sources for PFAS, request from the laboratory that performs the analyses all analytical results, including the actual numeric values, and submit detailed PFAS test results to the Claims Administrator on a Claims Form by a date specified below. This process is referred to as “Baseline Testing.”
(ii)
Any untreated or treated Water Source tested on or before the Settlement Date, using a state- or federal-approved methodology and found to contain a detection of PFAS, does not need to test that Water Source again for purposes of Baseline Testing.
(iii)
Non-Detections
(a)
Untreated Water Sources tested under the Testing Methodology on or after December 7, 2021 that have test results that do not show a detection of PFAS at any level do not have to retest.
(b)
Untreated and Treated Water Sources tested prior to December 7, 2021 that have test results that do not show a detection of PFAS at any level must retest.
(iv)
Baseline Testing requires the following:
(a)
PFAS analysis must be conducted at a minimum for PFAS analytes for which UCMR 5 requires,
(b)
the PFAS test results must report any measurable concentration of PFAS, regardless of whether the level of PFAS detected in the water is above or below UCMR 5’s relevant minimum reporting level, and
(c)
testing shall be done on untreated (raw) water.

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EXHIBIT 10.1C

(v)
Failure to test and submit Qualifying Test Results for Water Sources will disqualify untested Water Sources from consideration for present and future payments.
(c)
Phase One Supplemental Fund
(i)
After the Effective Date, the Escrow Agent will transfer into the Phase One Supplemental Fund 5% of the total Settlement Funds allocated to Phase One Qualifying Settlement Class Members.
(ii)
The Phase One Supplemental Fund will be used to compensate the following Phase One Qualifying Settlement Class Member’s Water Sources:
(a)
Those with Impacted Water Sources that do not exceed an applicable state MCL or the proposed federal PFAS MCLs at the time its Claims Form is submitted and because of later PFAS testing obtains a higher Qualifying Test Result with a measurable concentration of PFAS that exceeds the proposed federal PFAS MCLs or an applicable state MCL, or
(b)
Those with Impacted Water Sources that do not exceed an applicable state MCL or the proposed federal PFAS MCL at the time its Claims Form is submitted but later exceed a future state or federal PFAS MCL.
(iii)
If the federal PFAS MCLs are finalized before the Court issues Final Approval, the final federal PFAS MCLs will be utilized instead of the proposed federal PFAS MCL, otherwise the proposed federal PFAS MCLs will be used.
(iv)
A Phase One Qualifying Settlement Class Member may submit a Phase One Supplemental Fund Claims Forms to the Claims Administrator at any time up to and including December 31, 2030 or until the Supplemental Fund is exhausted.
(v)
For each Impacted Water Source that has submitted a Phase One Supplemental Claims Form, the Claims Administrator will individually calculate to approximate, as closely as is reasonably possible, the amount that each Impacted Water Source would have been allocated had it been in the Phase One Action Fund with an MCL exceedance.
(vi)
The Claims Administrator shall issue funds from the Phase One Supplemental Fund in amounts that reflect the difference between the amount the Impacted Water Source would have been allocated had it been in the Phase One Action Fund with an MCL exceedance and what the Qualifying Settlement Class Members has already received, if anything.

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EXHIBIT 10.1C

The Claims Administrator shall pay any money remaining in the Phase One Supplemental Fund as of December 31, 2030, to the Phase One Qualifying Settlement Class Members participating in the Phase One Action Fund.

(d)
Phase One Special Needs Fund
(i)
After the Effective Date, the Escrow Agent will transfer into the Phase One Special Needs Fund 5% of the total settlement funds allocated to Phase One Qualifying Settlement Class Members.
(ii)
Over the last decade, Qualifying Settlement Class Members may have taken different types of actions to address PFAS in their Impacted Water Sources. Many have also faced state PFAS advisories and regulations. Examples of such actions include, but are not limited to,: taking wells offline, reducing flow rates, drilling new wells, pulling water from other sources, and/or purchasing supplemental water.
(iii)
The Phase One Special Needs Fund is intended to compensate those Phase One Qualifying Settlement Class Members who spent money to address PFAS detections in their Impacted Water Sources. This is in addition to any other compensation provided by this settlement.
(iv)
Phase One Qualifying Settlement Class Members may submit to the Claims Administrator a Phase One Special Needs Fund Claims Forms up to 45 days after the deadline for the Public Water System Settlement Claims Form.
(v)
After receiving all timely Phase One Special Needs Fund Claims Forms, the Claims Administrator will review such forms and determine which Qualifying Settlement Class Members shall receive additional compensation and the amount of compensation. The Claims Administrator will recommend the awards to the Special Master who will ultimately approve or reject them.
(vi)
Any monies leftover in the Phase One Special Needs Fund will be paid to Phase One Qualifying Settlement Class Members participating in the Phase One Action Fund on a pro rata basis. This does not include recipients of the Phase One Very Small Public Water System Payments or the Inactive Impacted Water System Payments.
(e)
Phase One Public Water System Settlement Claims Forms
(i)
The deadline for Phase One Qualifying Settlement Class Members to submit Phase One Public Water System Claims Forms for all Impacted Water Sources is 60 days after the

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EXHIBIT 10.1C

Effective Date. This deadline can be extended by the Claims Administrator only if the Phase One Qualifying Settlement Class Member demonstrates that it has, prior to such deadline, submitted water samples necessary to meet the requirements of Baseline Testing and is awaiting analytical results from laboratory capable of issuing a Qualifying Test Result.
(ii)
The Claims Administrator will review each Phase One Public Water System Claims Form to determine whether the Phase One Qualifying Settlement Class Member should receive a Phase One Very Small Public Water System Payment, an Inactive Water System Payment or if they should participate in the Phase One Action Fund.
(f)
Phase One Very Small Public Water System Payments
(i)
All Phase One Qualifying Settlement Class Members that are listed in the SDWIS as Transient Non-Community Water Systems and Non-Transient Non-Community Water Systems serving less than 3,300 people may apply for Phase One Very Small Public Water System Payments.
(ii)
The Claims Administrator will issue Phase One Very Small Public Water System Payments for each Very Small Public Water System as follows:
(a)
Transient Non-Community Water Systems will receive $1,250.
(b)
Non-Transient Non-Community Water Systems serving less than 3,300 people will receive $1,750.
(iii)
Recipients of the Phase One Very Small Public Water System Payments are not eligible for any payments from the Phase One Supplemental Fund, Phase One Special Needs or the Phase One Action Fund.
(g)
Inactive Impacted Water System Payments
(i)
Qualifying Settlement Class Members that are classified in the SDWIS as Inactive that own one or more Impacted Water Source will receive a one-time payment of $500.
(ii)
Recipients of the Inactive Impacted Water Systems Payment are not eligible for any payments from the Phase One Supplemental Fund, Phase One Special Needs Fund, or the Phase One Action Fund.
(h)
Phase One Action Fund

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EXHIBIT 10.1C

(i)
The Claims Administrator will calculate the amount of the Phase One Action Fund after the Escrow Agent has transferred from that fund the amounts described above for the Phase One Special Needs Fund, the Phase One Supplemental Fund, the Inactive Impacted Water System Payments, and the Phase One Very Small Public Water System Payments. The Phase One Action Fund will be allocated to the Phase One Qualifying Settlement Class Member’s Impacted Water Sources using the following allocation methodology.
(ii)
PFAS Score
(a)
For purposes of calculating each Impacted Water Source’s PFAS Score, the Claims Administrator will examine the Phase One Qualifying Settlement Class Member’s Phase One Public Water System Claims Form to determine the highest concentration, expressed in parts per trillion (ppt, or nanograms per liter), that the Impacted Water Source has shown, according to one or more Qualifying Test Results, for PFOA, for PFOS, and for any other single PFAS analyte listed on the Claims Form.
(b)
The Claims Administrator will determine each Impacted Water Source’s PFAS Score by taking the GREATER result of either:
i)
the sum of the maximum levels of PFOA and PFOS, or
ii)
the sum of the maximum levels of PFOA and PFOS averaged with the square root of the maximum level of any other single PFAS analyte listed in the Claims Form.

Examples of Determining PFAS Score:

CWS 1 owns and operates 4 water sources: Surface Water (SW) System A, Well B, Well C, and Well D. The maximum levels of each PFAS chemical of each water source and the PFAS Scores are listed below.

Impacted Water Source	Sum of PFOS + PFOA	Avg. of (PFOA + PFOS) & Max Other PFAS	PFAS Score	Max PFOA	Max PFOS	Max PFNA	Max PFHxS	Max PFHxA
SW System A	62	35.15	62	15	47	8.3	5	0

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EXHIBIT 10.1C

Well B	0.95	.475	0.95	0.95	0	0	0	0
Well C	0	0	0	0	0	0	0	0
Well D	15.2	27.6	27.6	12	3.2	0	1600	5.2

PFAS Score = {[(PFOA (Max Level) + PFOS (Max Level)] + Other PFAS (Max level)0.5} / 2

(iii)
Adjusted Flow Rate
(a)
Impacted Water Sources’ flow rates can be reported in the Claims Forms in either gallons per minute (gpm) or million gallons per day (MGD). One thousand (1,000) gpm equals 1.44 MGD because there are one thousand four hundred forty (1,440) minutes in each day. The Claims Administrator must convert the MGD reported flow rates into gpm for all calculations.
(b)
Groundwater Impacted Water Sources should report flow rates from the groundwater well. Surface water Impacted Water Sources should report the flow rates from the water that enters the treatment plant.
(c)
The Claims Administrator will determine the adjusted flow rate of each Impacted Water Source by first averaging the three highest annual average flow rates that that the Qualifying Settlement Class Member drew from the groundwater Impacted Water Source or that entered the surface water treatment plant. The three highest annual average flow rates can be selected from a ten-year period from 2013-2022. This average will then be averaged with the verified maximum flow rate of a groundwater Impacted Water Source or the maximum flow rate entering a surface water Impacted Water Source.
(d)
If the Phase One Qualifying Settlement Class Member can demonstrate that an Impacted Water Source was taken offline or reduced its flow rate as a result of PFAS contamination and additional years are needed to obtain accurate flow rates not impacted by PFAS, the Claims Administrator can consider years beyond the 2013-2022 timeframe.
(e)
For purposes if the Allocation Procedures, a purchased water connection from a seller that is a Water Source is not a Water Source.
(f)
For purposes of the Allocation Procedures, a Public Water System’s multiple intakes from one distinct surface water source are deemed to be a single Impacted

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EXHIBIT 10.1C

Water Source so long as the intakes supply the same water treatment plant and therefore only one adjusted flow rate is used.
(g)
For purposes of the Allocation Procedures, a Public Water System’s intakes from one distinct surface water source that supply multiple water treatment plants, are deemed to each be a separate Impacted Water Source and therefore require an adjusted flow rate for each water treatment plant.
(h)
For purposes of the Allocation Procedures, a Public Water System’s multiple groundwater wells (whether from one distinct aquifer or from multiple distinct aquifers) are deemed to each be a separate Impacted Water Source and therefore require an adjusted flow rate for each groundwater well.
(i)
If a water treatment plant is blending both surface water and groundwater before treatment, only one adjusted flow rate is required.
(j)
In the event a Public Water System owns both groundwater wells and surface water system(s) that have separate treatment plants, they shall be deemed to each be a separate Water Source.
(iv)
Base Score Calculations
(a)
The Base Score will be calculated using two primary components: a proxy for capital costs and a proxy for operation and maintenance (O&M) costs. Capital costs are driven primarily by the size of the Impacted Water Source. O&M costs are primarily driven by the size of the Impacted Water Source and the concentration of PFAS.

Base Score = Capital Costs Component + Operation and Maintenance Costs Component

(b)
Capital Costs Component
i)
The EPA published a revision of its “Work Breakdown Structure-Based Cost Model for Granular Activated Carbon Drinking Water Treatment” in March 2023. This publication includes a Work Breakdown Structure (WBS) model that estimates the cost of treating PFAS contamination based on the flow rate of an Impacted Water System. A cost curve can be

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EXHIBIT 10.1C

derived from the EPA WBS which expresses treatment costs in cost per thousand gallons produced. The below “Flow Rate Adjustment Factor” graph is the cost curve relating the treatment cost per thousand gallons as a function of overall size. This cost curve recognizes a decrease in unit cost as the flow rate for an Impacted Water Source increases. Each Impacted Water Source’s capital costs component of the Base Score is calculated off this cost curve.

Capital Costs Component = (EPA unit cost * flow rate)

Treatment cost per thousand gallons = 7.7245 * (flow rate)-0.281

Capital Costs Score = annual 1000 G units * treatment cost per thousand gallons

(c)
Operation and Maintenance Costs Component
i)
The factors that affect O&M can be complex and depend on a range of factors (including but not limited to influent source quality, pH, temperature, type and concentration of PFAS influent, media used, etc.). However, the volume capacity of treatment media to remove PFAS decreases as the concentration of PFAS increases. This necessitates more frequent replacements of the treatment media, which increases the quantity of spent media that must be discarded. This increases the O&M costs of PFAS treatment.

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EXHIBIT 10.1C

ii)
There is an observed increase in O&M costs as PFAS concentrations increase. The available data suggests that as concentrations increase, O&M costs will increase in a non-linear, curved relationship as it is easier and less expensive to remove higher concentrations up to a certain level. The increase in O&M costs is thus a function of the PFAS levels and the size of the system (reflected in the capital cost component). The following equation represents this relative relationship which considers that all Qualifying Settlement Class Members will require basic O&M tied to the capital cost component as well as additional O&M driven by the level of PFAS concentrations.

O&M Cost Component = ((PFAS Modifier * PFAS Score) * Capital Cost Component + Capital Cost Component)

PFAS Modifier = 0.005

iii)
The result is an exponential reduction in the unit cost of PFAS removal as PFAS concentrations increase. This exponential effect is captured in part by the Allocation Procedures’ nonlinear approach to flow rates and in part by the Allocation Procedures’ use of a square-root factor for certain PFAS analytes.

(EPA unit cost * flow rate) + ((PFAS Modifier * PFAS Score) * Capital Cost Component + Capital Cost Component)

iv)
When the Base Score is calculated where the O&M Cost component and capital costs component are combined a roughly 3-fold difference is obtained over the regulatory threshold of 4ppt to 1000ppt. The results of this calculation are shown in the below example for the EPA WBS standard design system at 1494 GPM as a function of relative PFAS concentrations.

(EPA unit cost * flow rate) + ((PFAS Modifier * PFAS Score) * Capital Cost Component + Capital Cost Component)

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EXHIBIT 10.1C

Example of Determining Base Score

CWS 1’s SW System A has a PFAS Score of 62 and an adjusted flow rate of 1,494 gpm.

Cost per 1,000 gallon production = 7.7245 * (1,494) -0.281 = .99

Annual 1000 gallons units (1,494 * 60 * 24 *365) / 1,000 = 785,246

Capital Costs Component = 785,246 * .99 = 777,828

O&M Costs Component = ((62 * .005) * 777,828) + 777,828 = 1,018,955

Base Score = 777,828 + 1,018,955 = 1,796,783

(v)
Adjusted Base Score

After calculating the Base Score of each Impacted Water Source, the Claims Administrator will apply any bumps to the based on certain factors defined below. This will yield the Adjusted Base Score for each Impacted Water Source.

a)
Regulatory Bump:
i)
An Impacted Water Source’s Base Score will receive a regulatory bump if the Impacted Water Source:
a.
exceeds the proposed federal PFAS MCL for PFOS or PFOA, (4 ppt PFOA, 4 ppt PFOS),
b.
exceeds the proposed federal PFAS Hazard Index MCL (based on 9 ppt PFHxS, 10 ppt GenX chemicals, 10 ppt PFNA, 2000 ppt PFBS – applying the Hazard Index formula set forth in 88 Fed. Reg. 18,638, 18,748 (Mar. 29,

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EXHIBIT 10.1C

2023) (proposing 40 C.F.R. § 141.61(c)(36) & n.1 (2023)), or
c.
exceeds an applicable state PFAS MCL that is below the proposed federal PFAS MCL for the same PFAS analyte, or exceeds an applicable state MCL for which there is no proposed federal PFAS MCL.
ii)
The Claims Administrator will consider all proposed federal PFAS MCL and existing state MCLs for the same PFAS analyte existing on the date the Court issues a Final Approval to determine if an Impacted Water Source has ever exceeded any applicable standard.
iii)
The Claims Administrator will adjust the Base Score for those Impacted Water Sources that are subject to the regulatory bump by a positive adjustment factor of 4.00.
(b)
Litigation Bump
i)
The litigation bump applies to all Impacted Water Sources of any Qualifying Settlement Class Members that as of the Settlement Date had pending litigation in the United States of America in which it asserts against any Released Party any claim related to alleged, actual, or potential PFAS contamination of Drinking Water.
ii)
No more than one litigation bump may apply to an Impacted Water Source.
iii)
For cases on file by December 31, 2020, the Claims Administrator will adjust the Base Score for those Impacted Water Sources by a positive adjustment factor of 0.25.
iv)
For cases filed during 2021, the Claims Administrator will adjust the Base Score for those Impacted Water Sources by a positive adjustment factor of 0.20.
v)
For cases on filed during 2022, the Claims Administrator will adjust the Base Score for those Impacted Water Sources by a positive adjustment factor of 0.15.

Exhibit C Page 17

EXHIBIT 10.1C

vi)
For cases filed between January 1, 2023 and the Settlement Date, the Claims Administrator will adjust the Base Score for those Impacted Water Sources by a positive adjustment factor of 0.10.
(c)
Public Water Provider Bellwether Bump
i)
The Public Water Provider bellwether bump applies to the Impacted Water Sources that are owned or operated by Qualifying Settlement Class Members who served as one of the ten public water provider bellwether plaintiffs.
ii)
More than one Public Water Provider bellwether bump can be applied to an Impacted Water Source (i.e., the Settlement Class Member selected as the final public water provider bellwether plaintiff will receive all three adjustments provided below).
iii)
The Claims Administrator will adjust the Base Scores for Qualifying Settlement Class Members that were selected as one of the ten Tier One public water provider bellwether cases by a positive adjustment factor of 0.15.
iv)
The Claims Administrator will adjust the Base Scores for Qualifying Settlement Class Members that were selected as one of the three Tier Two public water provider bellwether cases by a positive adjustment factor of 0.20.
v)
For each Impacted Water Source, the Claims Administrator will adjust the Base Scores for the Qualifying Settlement Class Member that was selected as the final public water provider bellwether case by a positive adjustment factor of 0.25.
(d)
Claims Administrator will sum the applicable bump adjustments and multiply the summed adjustments by the Base Score. Then, the Claims Administrator will take this total and add it to the Base Score to determine the Adjusted Base Score.

Example of Determining Adjusted Base Score

CWS 1’s SW System A’s PFAS levels exceed the federal proposed MCL. CWS 1 filed a lawsuit in the AFFF MDL on November 1, 2022 against Settling Defendants and it was not selected as a Public Water Provider Bellwether Plaintiff. System A will receive the following Bumps:

Exhibit C Page 18

EXHIBIT 10.1C

Regulatory Bump: 4.00

Litigation Bump: 0.15

Total Adjustment: 4.15

Adjusted Base Score = (Sum of Adjustments * Base Score) + Base Score

(4.15 * 1,796,783) + 1,796,783 = 9,253,432.5

Adjusted Base Score = (Sum of Adjustments * Base Score) + Base Score

(vi)
Settlement Award
(a)
The Claims Administrator will first divide an Impacted Water Source’s Adjusted Base Score by the sum of all Adjusted Base Scores. This number gives each Impacted Water Source its percentage of the Phase One Action Fund. Then, that percentage is multiplied by the Phase One Action Fund to provide the Allocated Amount for each Impacted Water Source.
(b)
A Phase One Settlement Class Member participating in the Phase One Action Fund should NOT receive an Allocated Amount less than the Very Small Public Water System Payment for a Non-Transient Non-Community Water System.

Allocated Award = (Adjusted Base Score / Sum of All Adjusted Base Scores) x (Phase One Action Fund)

(vii)
Claims Administrator Notification to Phase One Qualifying Settlement Class Members

The Claims Administrator will notify each Phase One Qualifying Settlement Class Member of the Allocated Amount(s) for all its Impacted Water Sources.

(viii)
Requests for Reconsideration to the Claims Administrator
(a)
After a Phase One Qualifying Settlement Class Member receives notification of its Allocated Award from the Claims Administrator, it will have ten (10) business days from the receipt of such notification to request that the Special Master reconsider a part of the calculation based on a mistake/error alleged to have occurred. (The Phase One Qualifying Settlement Class Member has no other appellate rights.)
(b)
After the Special Master receives all timely requests for reconsideration, the Special Master within ten (10) business days will request that the Claims Administrator

Exhibit C Page 19

EXHIBIT 10.1C

correct any mistakes/errors and run the calculations again, if warranted.
(c)
Within thirty (30) calendar days of completing the reconsideration process, the Claims Administrator will issue payment(s) to each Qualifying Settlement Class Member that has submitted an approved claim.
5.
Phase Two Allocation Methodology
(a)
Phase Two Verification
(i)
The Claims Administrator will verify each Phase Two Qualifying Settlement Class Member’s eligibility by determining the following:
(a)
It is subject to the monitoring rules set forth in UCMR 5 (i.e., “large” systems serving more than 10,000 people and “small” systems serving between 3,300 and 10,000 people); or
(b)
It is required under applicable state law to test or otherwise analyze any of its Water Sources or the water it provides for PFAS before the UCMR 5 Deadline?
(b)
Phase Two Baseline Testing
(i)
Each Phase Two Qualifying Settlement Class Member must comply with Baseline Testing requirements and submit the results to the Claims Administrator within 45 calendar days after receiving the test results, absent what the Claims Administrator deems in writing to be an extraordinary circumstance, and no later than July 1, 2026.
(ii)
Each Phase Two Qualifying Settlement Class Member will verify that it has tested all its Water Sources for PFAS prior to its submission of the Claims Form.
(iii)
A Phase Two Qualifying Settlement Class Member that does not fully and timely satisfy Baseline Testing requirements may be declared by the Claims Administrator to be ineligible to receive further payment from Phase Two.
(iv)
The Claims Administrator shall provide the Parties quarterly updates on the detailed Baseline Testing PFAS results and a final report on those results by July 1, 2026.
(c)
Phase Two Baseline Testing Payments for Phase Two Qualifying Settlement Class Members

Exhibit C Page 20

EXHIBIT 10.1C

(i)
A Phase Two Qualifying Settlement Class Member can use the Phase Two Baseline Testing Payments to conduct PFAS testing that could help it establish eligibility for payments from the Phase Two Action Fund.
(ii)
A Phase Two Qualifying Settlement Class Member may submit a Phase Two Testing Claims Form to the Claims Administrator for payments to offset part or all of the cost of conducting Phase Two Baseline Testing prior to January 1, 2026. A Phase Two Qualifying Settlement Class Member must list in its Phase Two Testing Claims Form each Water Source required to be tested under Baseline Testing requirements.
(iii)
The Claims Administrator will issue payment in the amount of $200 for each Water Source listed on the Phase Two Testing Claims Form within a reasonable time from submission.
(d)
Phase Two Supplemental Fund
(i)
After the Effective Date, the Escrow Agent will transfer into the Phase Two Supplemental Fund 5% of the total Settlement Funds allocated to Phase Two Qualifying Settlement Class Members.
(ii)
The Phase Two Supplemental Fund will be used to compensate the following Phase Two Qualifying Settlement Class Members’ Impacted Water Sources:
(a)
Those with Impacted Water Sources that do not exceed an applicable state MCL or the proposed federal PFAS MCL at the time its Phase Two Claims Form is submitted and because of later PFAS testing obtains a Qualifying Test Result with a measurable concentration of PFAS that exceeds the proposed federal PFAS MCLs or applicable state MCL, or
(b)
Those with Impacted Water Sources that do not exceed an applicable state MCL or the proposed federal PFAS MCL at the time its Claims Form is submitted but later exceed a future state or federal PFAS MCL.
(iii)
A Phase Two Qualifying Settlement Class Member may submit a Phase Two Supplemental Fund Claims Form at any time up to and including December 31, 2030.
(iv)
Application to the Phase Two Supplemental Fund may be made by Qualifying Settlement Class Members on a continuous basis and one time for each Impacted Water Source until the funds are exhausted.

Exhibit C Page 21

EXHIBIT 10.1C

(v)
For each Impacted Water Source that has submitted a Phase Two Supplemental Claims Form, the Claims Administrator will individually calculate to approximate, as closely as is reasonably possible, the amount that each Impacted Water Source would have been allocated had it been in the Phase Two Action Fund with an MCL exceedance.
(vi)
The Claims Administrator shall issue funds from the Phase Two Supplemental Fund in amounts that reflect the difference between the amount the Impacted Water Source would have been allocated had it been in the Phase Two Action Fund with an MCL exceedance and what the Qualifying Settlement Class Members has already received, if anything.
(vii)
The Claims Administrator shall pay any money remaining in the Phase Two Supplemental Fund as of December 31, 2030, to the Phase Two Qualifying Settlement Class Members participating in the Phase Two Action Fund.

(e)
Phase Two Special Needs Fund
(i)
After the Effective Date, the Escrow Agent will transfer into the Phase Two Special Needs Fund 5% of the total Settlement Funds allocated to Phase Two Qualifying Settlement Class Members.
(ii)
The Phase Two Special Needs Fund is intended to compensate those Phase Two Qualifying Settlement Class Members who spent money to address PFAS detections in their Impacted Water Sources. This is in addition to any other compensation provided by this settlement.
(iii)
Phase Two Special Needs Fund Claims Forms must be received by August 1, 2026.
(iv)
After receiving all timely Phase Two Special Needs Fund Claims Forms, the Claims Administrator will review such forms and determine which Phase Two Qualifying Settlement Class Members shall receive additional compensation and the amount of compensation. The Claims Administrator will recommend the awards to the Special Master who will ultimately approve or reject them.
(v)
Any monies leftover in the Phase Two Special Needs Fund will be paid to Phase Two Qualifying Settlement Class Members participating in the Phase Two Action Fund on a pro rata basis. This does not include recipients of the Phase Two Very Small Public Water System Payments or of the Phase Two Testing Fund.

Exhibit C Page 22

EXHIBIT 10.1C

(f)
Phase Two Public Water System Settlement Claims Forms
(i)
The deadline for Phase Two Qualifying Settlement Class Members to submit Phase Two Public Water System Claims Forms for all Impacted Water Sources is June 30, 2026.
(ii)
The Claims Administrator will review each Phase Two Public Water System Claims Form to determine whether the Phase Two Qualifying Settlement Class Member should receive a Phase Two Very Small Public Water System Payment or if they should participate in the Phase Two Action Fund.
(iii)
Any Phase Two Qualifying Settlement Class Member that fails to timely submit a Phase Two Action Fund Claims Form, will not be entitled to additional monies.
(g)
Phase Two Very Small Public Water System Payments
(i)
All Phase Two Qualifying Settlement Class Members that are listed in the SDWIS as Transient Non-Community Water Systems that own an Impacted Water Source and Non-Transient Non-Community Water Systems serving less than 3,300 people that own an Impacted Water Source may apply for Phase Two Very Small Public Water System Payments.
(ii)
The Claims Administrator will issue Phase Two Very Small Public Water System Payments for each Impacted Water Source as follows:
(a)
Transient Non-Community Water Systems will receive $1,250 for each Impacted Water Source.
(b)
Non-Transient Non-Community Water Systems serving less than 3,300 people will receive $1,750 for each Impacted Water Source.
(iii)
Recipients of the Phase Two Very Small Public Water System Payments are not eligible for the Phase Two Supplemental Fund, the Phase Two Special Needs Fund or the Phase Two Action Fund.
(h)
Phase Two Action Fund
(i)
The Claims Administrator will calculate the amount of the Phase Two Action Fund by subtracting the total amount of the Phase Two Very Small Public Water System Payments, the Phase Two Baseline Testing Payments, the Phase Two Supplemental Fund, and the Phase Two Special Needs Fund from the total Settlement Funds allocated to Phase Two Qualifying Settlement Class Members.

Exhibit C Page 23

EXHIBIT 10.1C

(ii)
The Claims Administrator will individually calculate the amount for each Impacted Water Source owned or operated by a Phase Two Qualifying Settlement Class Member to approximate, as closely as is reasonably possible, the Allocated Amount that each Impacted Water Source would have been allocated had it been a Phase Two Qualifying Settlement Class Member applying for the Phase Two Action Fund.
(iii)
In the event that the Phase Two Action Fund is insufficient to compensate all Phase Two Qualifying Settlement Class Members’ Allocated Amounts, the Claims Administrator will reduce all Phase Two Qualifying Settlement Class Members’ Allocated Amounts on a pro rata basis.
6.
Remaining Settlement Funds
(a)
Should any portion of the Settlement Funds remain following the completion of the claims process, they will be distributed to Phase One Qualifying Settlement Class Members who qualify for the Phase One Action Fund and Phase Two Qualifying Settlement Class Members who qualify for the Phase Two Action Fund in proportion to the respective amounts awarded to each Person from each fund. None of any such remaining Settlement Funds shall be returned to the Settling Defendants.

Exhibit C Page 24